UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2018

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Macro Opportunities Fund for the six-month reporting period ended April 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended April 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s second reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.2%. The deceleration in GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by an upturn in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on April 30, 2018, the unemployment rate was 3.9%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In April 2018, 20.0% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

Market Review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. The Fed increased the federal funds rateiv twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended April 30, 2018. The yield for the two-year Treasury note began the reporting period at 1.60% — the low for the period — and ended the period at 2.49% — equaling its peak for the period. The yield for the ten-year Treasury began the reporting period at 2.38% and ended the period at 2.95%. The low for the period of 2.32% occurred several times in November 2017 and the high for the period of 3.03% took place on April 25, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -1.87% during the six-month reporting period ended April 30, 2018.

IV	Western Asset Macro Opportunities Fund

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, returned -0.17% for the six months ended April 30, 2018. The high-yield market posted a modest gain during the first three months of the reporting period. Those gains were then erased in February and March 2018. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high yield market ended the reporting period on a positive note, as it posted a positive return in April 2018.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -2.87% during the six months ended April 30, 2018. The asset class produced choppy results during the reporting period. At times, it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues. In addition, the U.S. dollar rallied in April 2018, negatively impacting the performance of the asset class.

Performance review

For the six months ended April 30, 2018, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned -0.54%. The Fund’s unmanaged benchmark the ICE BofAML USD LIBOR 3-Month Constant Maturity Indexxii returned 0.69% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 0.51% over the same time frame.

Performance Snapshot as of April 30, 2018 (unaudited)
(excluding sales charges)	6 months
Western Asset Macro Opportunities Fund:
Class A	-0.54%
Class A2	-0.53%
Class C	-0.92%
Class FI	-0.58%
Class I	-0.40%
Class IS	-0.33%
ICE BofAML USD LIBOR 3-Month Constant Maturity Index	0.69%
Lipper Alternative Credit Focus Funds Category Average	0.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2018 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 265 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Macro Opportunities Fund	V

Investment commentary (cont’d)

deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2018 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 2.89%, 2.93%, 2.30%, 2.85%, 3.29% and 3.38%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.55%, 3.23%, 2.30%, 1.58%, 1.30% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.85% for Class A2 shares. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives,

VI	Western Asset Macro Opportunities Fund

such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The ICE BofAML USD LIBOR 3-Month Constant Maturity Index (formerly known as BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Macro Opportunities Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2018 and October 31, 2017 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2017 and held for the six months ended April 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.54%	$1,000.00	$994.60	1.55%	$7.67	Class A	5.00%	$1,000.00	$1,017.11	1.55%	$7.75
Class A2	-0.53	1,000.00	994.70	1.54	7.62	Class A2	5.00	1,000.00	1,017.16	1.54	7.70
Class C	-0.92	1,000.00	990.80	2.27	11.20	Class C	5.00	1,000.00	1,013.54	2.27	11.33
Class FI	-0.58	1,000.00	994.20	1.63	8.06	Class FI	5.00	1,000.00	1,016.71	1.63	8.15
Class I	-0.40	1,000.00	996.00	1.27	6.29	Class I	5.00	1,000.00	1,018.50	1.27	6.36
Class IS	-0.33	1,000.00	996.70	1.20	5.94	Class IS	5.00	1,000.00	1,018.84	1.20	6.01

2	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

[1]	For the six months ended April 30, 2018, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — April 30, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

4	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 26.9%
Consumer Discretionary — 2.1%
Auto Components — 0.1%
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	420,000	$401,625
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	420,000	422,278	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	420,000	403,200	(a)(b)
Total Auto Components				1,227,103
Diversified Consumer Services — 0.0%
Wesleyan University, Bonds	4.781%	7/1/2116	580,000	577,132
Hotels, Restaurants & Leisure — 0.1%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	650,000	628,673	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	820,000	795,400
Total Hotels, Restaurants & Leisure				1,424,073
Household Durables — 0.0%
PulteGroup Inc., Senior Notes	6.375%	5/15/33	320,000	334,880
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	400,000	390,620
Total Household Durables				725,500
Internet & Direct Marketing Retail — 1.0%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000	396,745
Amazon.com Inc., Senior Notes	4.050%	8/22/47	6,100,000	6,059,595	(a)
Amazon.com Inc., Senior Notes	4.250%	8/22/57	8,520,000	8,478,913	(a)
Netflix Inc., Senior Bonds	5.500%	2/15/22	320,000	333,600
Netflix Inc., Senior Bonds	5.875%	2/15/25	530,000	545,741
Total Internet & Direct Marketing Retail				15,814,594
Media — 0.8%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	870,000	846,075	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	290,000	285,831	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	290,000	272,446	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	4,300,000	4,079,430
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	1,000,000	986,945
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	3,280,000	3,672,589
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000	607,050
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	1,850,000	1,863,598	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	190,000	224,042

See Notes to Financial Statements.

6	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	300,000		$286,875	(a)
Total Media					13,124,881
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,140,000		1,189,533
Total Consumer Discretionary					34,082,816
Consumer Staples — 1.0%
Beverages — 0.4%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	2,770,000		2,712,749
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	310,000		322,836
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,000,000		995,505
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,970,000		1,960,617
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	160,000		167,099
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	390,000		388,050	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	920,000		1,042,741	(a)
Total Beverages					7,589,597
Food Products — 0.3%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	156,425	(c)
Kraft Heinz Foods Co., Senior Notes	4.125%	7/1/27	2,140,000	GBP	3,200,939	(c)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,010,000		1,006,171
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	320,000		318,000	(a)
Total Food Products					4,681,535
Tobacco — 0.3%
BAT Capital Corp., Senior Notes	3.557%	8/15/27	2,020,000		1,893,576	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	2,500,000		2,389,418	(a)
Reynolds American Inc., Senior Notes	6.150%	9/15/43	200,000		234,254
Total Tobacco					4,517,248
Total Consumer Staples					16,788,380
Energy — 4.4%
Energy Equipment & Services — 0.2%
Ensco PLC, Senior Notes	8.000%	1/31/24	288,000		286,560
Halliburton Co., Senior Bonds	3.800%	11/15/25	970,000		964,953
Halliburton Co., Senior Notes	4.850%	11/15/35	1,250,000		1,329,576
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,160,000		1,225,250	(a)
Total Energy Equipment & Services					3,806,339
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp., Senior Notes	3.450%	7/15/24	490,000		472,251
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	1,670,000		1,802,989
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,010,000		958,910

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	5.100%	9/1/40	3,980,000	$4,037,603
Apache Corp., Senior Notes	4.750%	4/15/43	1,720,000	1,723,756
Berry Petroleum Co. Escrow	—	—	440,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,170,000	1,205,100	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	380,000	371,925
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	130,000	131,625
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,040,000	964,600
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	900,000	978,750	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,950,000	2,174,297
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	33,200
Devon Energy Corp., Senior Notes	5.000%	6/15/45	1,340,000	1,399,602
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	2,600,000	2,512,250
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,310,000	2,463,592
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,470,000	2,553,980
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	1,841,136
Enterprise Products Operating LLC, Junior Subordinated Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	780,000	740,807	(g)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,090,000	583,150
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,210,000	1,241,390
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	950,000	969,000
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,040,000	1,196,856
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	540,000	525,678
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	540,000	539,667
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	390,000	395,753
Magnum Hunter Resources Corp. Escrow	—	—	1,610,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	460,000	417,450	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	700,000	631,750	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	1,060,000	1,100,348
MPLX LP, Senior Notes	4.875%	6/1/25	500,000	518,364
Noble Energy Inc., Senior Notes	3.850%	1/15/28	1,580,000	1,526,270
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	610,000	629,825
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	550,000	580,621
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	130,000	134,009
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	790,000	779,224
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,450,000	2,631,300
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	4,230,000	4,131,018	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,150,000	1,094,225

See Notes to Financial Statements.

8	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	2,680,000		$2,247,448
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	2,610,000		2,424,690
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,050,000		2,833,450
QEP Resources Inc., Senior Notes	5.250%	5/1/23	370,000		362,600
Range Resources Corp., Senior Notes	5.875%	7/1/22	280,000		284,900
Range Resources Corp., Senior Notes	5.000%	3/15/23	200,000		193,400
Range Resources Corp., Senior Notes	4.875%	5/15/25	590,000		549,069
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000		1,368,800	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	190,000		198,550
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	2,050,000		1,490,760
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,470,000		2,476,293	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	320,000		312,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	2,590,000		2,454,025
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,175,000		1,207,312	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,350,000		1,648,490
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,140,000		1,507,650
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,210,000		1,379,400
Total Oil, Gas & Consumable Fuels					68,931,108
Total Energy					72,737,447
Financials — 12.9%
Banks — 11.6%
ABN AMRO Bank NV, Junior Subordinated Bonds (5.750% to 9/22/20 then EUR 5 year Swap Annual + 5.452%)	5.750%	9/22/20	4,500,000	EUR	5,936,862	(c)(g)(h)
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	5/16/18	1,400,000		1,219,750	(g)(h)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated (6.125% to 11/16/27 then USD 5 year Swap Rate + 3.870%)	6.125%	11/16/27	1,800,000		1,744,290	(g)(h)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds (9.000% to 5/9/18 then USD 5 year Swap Rate + 8.262%)	9.000%	5/9/18	1,800,000		1,803,452	(c)(g)(h)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds (8.875% to 4/14/21 then EUR 5 year Swap Annual + 9.177%)	8.875%	4/14/21	5,400,000	EUR	7,671,388	(c)(g)(h)
Banco Mercantil De Norte, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	830,000		836,225	(a)(g)(h)
Banco Mercantil De Norte, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,830,000		1,896,338	(a)(g)(h)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Banco Santander SA, Junior Subordinated Bonds (6.375% to 5/19/19 then USD 5 year Swap Rate + 4.788%)	6.375%	5/19/19	2,000,000		$2,031,660	(c)(g)(h)
Banco Santander SA, Junior Subordinated Bonds (6.250% to 9/11/21 then EUR 5 year Swap Annual + 5.640%)	6.250%	9/11/21	5,700,000	EUR	7,631,459	(c)(g)(h)
Bank of America Corp., Junior Subordinated (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	6,260,000		6,255,305	(g)(h)
Bank of America Corp., Junior Subordinated Bonds (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	3,810,000		3,952,875	(g)(h)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	2,880,000		3,006,000	(g)(h)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	6,170,000		6,120,981
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	410,000		449,206
Barclays PLC, Junior Bonds (8.000% to 12/15/20 then EUR 5 year Swap Annual + 6.750%)	8.000%	12/15/20	4,300,000	EUR	5,984,391	(g)(h)
BNP Paribas SA, Junior Subordinated Bonds (6.125% to 6/17/22 then EUR 5 year Swap Annual + 5.230%)	6.125%	6/17/22	2,424,000	EUR	3,333,526	(c)(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year Swap Rate + 6.314%)	7.625%	3/30/21	1,320,000		1,425,270	(a)(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	690,000		752,963	(a)(g)(h)
BPCE SA, Subordinated Notes (2.750% to 11/30/22 then EUR 5 year Swap Annual + 2.370%)	2.750%	11/30/27	4,500,000	EUR	5,810,473	(c)(g)
Citigroup Inc., Junior Subordinated Bonds (5.350% to 5/15/23 then 3 mo. USD LIBOR + 3.466%)	5.350%	5/15/23	1,910,000		1,886,125	(g)(h)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	1,720,000		1,760,420	(g)(h)
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	11,210,000		11,364,138	(g)(h)
Citigroup Inc., Senior Notes	8.125%	7/15/39	791,000		1,149,049
Citigroup Inc., Senior Notes	4.650%	7/30/45	825,000		850,905
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	1,910,000		1,930,897
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,590,000		1,582,973
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,870,000		1,803,849
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,820,000		1,945,475
Compass Bank, Subordinated Notes	3.875%	4/10/25	490,000		474,609
Cooperatieve Rabobank U.A., Junior Subordinated Bonds (6.625% to 6/29/21 then EUR 5 year Swap Annual + 6.697%)	6.625%	6/29/21	5,400,000	EUR	7,462,220	(c)(g)(h)
Credit Agricole SA, Junior Subordinated Bonds (6.500% to 6/23/21 then EUR 5 year Swap Annual + 5.120%)	6.500%	6/23/21	2,672,000	EUR	3,639,225	(c)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,030,000		1,172,887	(a)(g)(h)

See Notes to Financial Statements.

10	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Danske Bank A/S, Junior Subordinated Notes (5.875% to 4/6/22 then EUR 5 year Swap Annual + 5.471%)	5.875%	4/6/22	4,220,000	EUR	$5,707,630	(c)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	570,000		584,820	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		887,950	(g)(h)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	650,000		660,351
HSBC Holdings PLC, Subordinated Bonds (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	1,800,000		1,827,018	(g)(h)
HSBC Holdings PLC, Subordinated Bonds (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,800,000		1,829,448	(g)(h)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	590,000		584,482
ING Groep NV, Subordinated Notes (2.500% to 2/15/24 then EUR 5 year Swap Annual + 2.150%)	2.500%	2/15/29	4,400,000	EUR	5,582,043	(c)(g)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Annual + 6.884%)	7.000%	1/19/21	5,527,000	EUR	7,337,579	(c)(g)(h)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	200,000		196,020	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	410,000		412,069	(a)
KBC Group NV, Subordinated Notes (1.875% to 3/11/22 then EUR 5 year Swap Annual + 1.500%)	1.875%	3/11/27	2,600,000	EUR	3,247,217	(c)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,430,000		1,569,425	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000		1,454,023
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000		1,149,286
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000		425,348
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	11,480,000		11,673,913
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	680,000		679,801	(a)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	440,000		483,040	(a)
Societe Generale SA, Subordinated Bonds (2.500% to 9/16/21 then EUR 5 year Swap Annual + 1.830%)	2.500%	9/16/26	4,500,000	EUR	5,700,099	(c)(g)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,200,000		1,334,858	(a)
UniCredit SpA, Junior Subordinated Bonds (6.625% to 6/3/23 then EUR 5 year Swap Annual + 6.387%)	6.625%	6/3/23	7,790,000	EUR	10,248,694	(c)(g)(h)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	5/31/18	13,597,000		13,495,022	(g)(h)
Wells Fargo & Co., Junior Subordinated Bonds (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	847,000		877,704	(g)(h)
Wells Fargo & Co., Senior Notes	3.550%	9/29/25	2,290,000		2,218,759
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	4,960,000		4,907,987
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	1,420,000		1,335,222

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	500,000		$494,490
Total Banks					191,789,484
Capital Markets — 0.9%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,130,000		3,248,074
Goldman Sachs Capital II, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	5/31/18	149,000		127,320	(g)(h)
Goldman Sachs Capital III, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.770% , 4.000% floor)	4.000%	5/31/18	96,000		81,840	(g)(h)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	570,000		581,213
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000		604,589
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000		2,066,352
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	4,590,000		4,783,426
UBS Group AG, Junior Subordinated Bonds (5.750% to 2/19/22 then EUR 5 year Swap Annual + 5.287%)	5.750%	2/19/22	2,080,000	EUR	2,816,919	(c)(g)(h)
Total Capital Markets					14,309,733
Consumer Finance — 0.0%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	240,000		292,848
Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	333,000		341,220
DAE Funding LLC, Senior Notes	4.500%	8/1/22	194,000		187,210	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	200,000		193,260	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.640%	12/21/65	740,000		714,100	(a)(g)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000		685,734
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	342,000		341,145	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	560,000		545,300	(a)
Toll Road Investors Partnership II LP, Senior Bonds	0.000%	2/15/38	200,000		59,486	(a)
Toll Road Investors Partnership II LP, Senior Notes	0.000%	2/15/24	1,020,000		723,456	(a)
Total Diversified Financial Services					3,790,911
Insurance — 0.2%
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	2,670,000		2,872,070	(a)
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	620,000		610,700	(a)
Total Financials					213,665,746

See Notes to Financial Statements.

12	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 3.5%
Health Care Equipment & Supplies — 0.4%
Becton, Dickinson & Co., Senior Notes	3.700%	6/6/27	4,020,000	$3,815,134
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,420,000	1,384,500
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,170,000	1,177,312	(a)
Total Health Care Equipment & Supplies				6,376,946
Health Care Providers & Services — 1.1%
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	990,000	922,151
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	3,550,000	3,260,097
Centene Corp., Senior Notes	4.750%	5/15/22	180,000	182,700
Centene Corp., Senior Notes	6.125%	2/15/24	290,000	304,500
Centene Corp., Senior Notes	4.750%	1/15/25	610,000	594,750
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,570,000	1,557,461
CVS Health Corp., Senior Notes	5.050%	3/25/48	8,690,000	8,862,110
DaVita Inc., Senior Notes	5.000%	5/1/25	60,000	57,012
Dignity Health, Secured Bonds	5.267%	11/1/64	760,000	776,678
Hackensack Meridian Health Inc., Secured Bonds	4.211%	7/1/48	1,060,000	1,056,671
HCA Inc., Senior Bonds	5.375%	2/1/25	340,000	339,150
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	240,000	230,400
HCA Inc., Senior Secured Notes	5.500%	6/15/47	80,000	75,800
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	150,000	151,875
Total Health Care Providers & Services				18,371,355
Pharmaceuticals — 2.0%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	70,000	66,110
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	70,000	58,793
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	530,000	423,195
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	2,270,000	2,315,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,440,000	1,306,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	3,760,000	3,468,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	15,730,000	14,246,976	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	2,980,000	3,028,425	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.250%	4/1/26	6,030,000	6,165,675	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	240,000	249,900	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	680,000	719,950	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	460,000	$459,425	(a)
Total Pharmaceuticals				32,509,249
Total Health Care				57,257,550
Industrials — 0.8%
Air Freight & Logistics — 0.2%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	850,000	884,000
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,930,000	1,999,963	(a)
Total Air Freight & Logistics				2,883,963
Airlines — 0.0%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	348,214	354,778	(a)
Commercial Services & Supplies — 0.0%
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	410,000	424,862
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	310,000	324,338
Total Commercial Services & Supplies				749,200
Industrial Conglomerates — 0.2%
General Electric Co., Senior Notes	5.875%	1/14/38	1,360,000	1,546,929
General Electric Co., Senior Notes	6.875%	1/10/39	1,330,000	1,695,472
Total Industrial Conglomerates				3,242,401
Machinery — 0.4%
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	5,950,000	6,342,402	(a)
Total Industrials				13,572,744
Information Technology — 0.6%
Communications Equipment — 0.0%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	320,000	307,200	(a)
IT Services — 0.0%
First Data Corp., Senior Notes	7.000%	12/1/23	70,000	73,422	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	730,000	738,212	(a)
Total IT Services				811,634
Software — 0.3%
Microsoft Corp., Senior Notes	3.300%	2/6/27	3,700,000	3,631,679
Microsoft Corp., Senior Notes	3.700%	8/8/46	800,000	769,551
Total Software				4,401,230
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	2,510,000	2,516,290	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	2,080,000	2,120,389	(a)
Total Technology Hardware, Storage & Peripherals				4,636,679
Total Information Technology				10,156,743

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.5%
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	250,000	$253,438	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	480,000	483,000	(a)
Total Containers & Packaging				736,438
Metals & Mining — 0.4%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	560,000	535,484	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	270,000	254,751	(a)
Anglo American Capital PLC, Senior Notes	4.500%	3/15/28	640,000	628,481	(a)
Arconic Inc., Senior Notes	5.870%	2/23/22	780,000	819,975
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/19/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	2,690,000	2,998,678	(a)(g)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,190,000	1,122,333	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	920,000	893,288	(a)
Total Metals & Mining				7,252,990
Total Materials				7,989,428
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.3%
AT&T Inc., Senior Notes	4.900%	8/14/37	1,200,000	1,216,576
AT&T Inc., Senior Notes	5.300%	8/14/58	1,980,000	2,009,329
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	480,000	486,600
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	480,000	490,680	(a)
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	1,470,000	1,289,716
Total Diversified Telecommunication Services				5,492,901
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	870,000	907,558
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	20,000	22,963
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	200,000	205,875	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	650,000	685,750
Total Wireless Telecommunication Services				1,822,146
Total Telecommunication Services				7,315,047
Utilities — 0.7%
Electric Utilities — 0.7%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000	1,940,253	(a)
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	2,070,000	2,029,257
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	5,630,000	7,398,476
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	250,000	261,060
Total Utilities				11,629,046
Total Corporate Bonds & Notes (Cost — $430,984,438)				445,194,947

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 3.1%
Aegis Asset Backed Securities Trust, 2003-3 M2 (1 mo. USD LIBOR + 2.475%)	4.347%	1/25/34	518,496	$489,093	(g)
Applebee’s/IHOP Funding LLC, 2014-1 A2	4.277%	9/5/44	3,064,600	2,997,184	(a)
Avis Budget Rental Car Funding AESOP LLC, 2016-1A C	4.940%	6/20/22	3,040,000	3,084,325	(a)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	1,930,000	1,880,903	(a)
Bayview Financial Acquisition Trust, 2006-C 2A3 (1 mo. USD LIBOR + 0.290%)	2.167%	11/28/36	3,502,634	3,343,551	(g)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	3.397%	10/25/37	5,190,000	5,335,086	(a)(g)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	1,790,000	1,776,605	(a)
Conseco Financial Corp., 1996-4 M1	7.750%	6/15/27	4,413,078	4,533,222	(g)
CreditShop Credit Card Co., LLC, 2017-1 B (1 mo. USD LIBOR + 8.000%)	9.897%	10/15/22	5,770,086	5,800,044	(a)(g)
Hertz Vehicle Financing LLC, 2016-4A C	5.060%	7/25/22	2,950,000	2,984,428	(a)
Hertz Vehicle Financing LLC, 2017-1A B	3.560%	10/25/21	1,430,000	1,419,241	(a)
Hertz Vehicle Financing LLC, 2018-1A A	3.290%	2/25/24	2,220,000	2,173,853	(a)
Hertz Vehicle Financing LLC, 2018-1A B	3.600%	2/25/24	1,560,000	1,529,488	(a)
Nelnet Student Loan Trust, 2008-3 A4 (3 mo. USD LIBOR + 1.650%)	3.594%	11/25/24	1,756,279	1,783,773	(g)
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	4,212,793	3,999,552
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	5.717%	4/25/35	4,641,918	3,574,517
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	2.222%	8/25/36	2,160,000	2,120,824	(g)
SLM Student Loan Trust, 2006-1 A5 (3 mo. USD LIBOR + 0.110%)	2.470%	7/26/21	1,794,906	1,769,291	(g)
SLM Student Loan Trust, 2008-5 A4 (3 mo. USD LIBOR + 1.700%)	3.445%	7/25/23	1,207,441	1,241,896	(g)
Total Asset-Backed Securities (Cost — $50,781,817)				51,836,876
Collateralized Mortgage Obligations (i) — 5.3%
American Home Mortgage Assets, 2006-6 A1A (1 mo. USD LIBOR + 0.190%)	2.062%	12/25/46	595,458	529,977	(g)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO (-1.000 x 1 mo. USD LIBOR + 5.100%)	3.203%	5/25/35	619,401	39,698	(g)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.734%	4/10/49	462,196	307,372	(g)
Banc of America Funding Corp., 2015-R3 2A2	1.751%	2/27/37	4,190,251	3,515,173	(a)(g)
BCAP LLC Trust, 2011-RR5 4A2 (1 mo. USD LIBOR + 0.160%)	2.032%	11/26/36	5,590,000	3,881,163	(a)(g)
Bear Stearns ALT-A Trust, 2004-12, Class 1M1 (1 mo. USD LIBOR + 0.930%)	2.802%	1/25/35	2,521,769	2,504,999	(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.241%	6/11/50	67,581	67,516	(g)
BX Trust, 2017-IMC E (1 mo. USD LIBOR + 3.250%)	5.147%	10/15/32	4,660,000	4,691,748	(a)(g)

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (I) — conttinued
BX Trust, 2017-IMC F (1 mo. USD LIBOR + 4.250%)	6.147%	10/15/32	1,390,000	$1,400,332	(a)(g)
Countrywide Alternative Loan Trust, 2005-J04 M2 (1 mo. USD LIBOR + 0.640%)	2.832%	7/25/35	435,527	428,086	(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.279%	6/15/38	181,491	107,134	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	1.821%	6/27/46	393,430	390,561	(a)(g)
Credit Suisse Mortgage Trust, 2015-02R 3A2	1.831%	4/27/36	4,060,000	3,202,341	(a)(g)
Credit Suisse Mortgage Trust, 2015-02R 7A2	3.207%	8/27/36	9,318,204	8,239,937	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ2 B (1 mo. USD LIBOR + 7.950%)	9.822%	5/25/25	1,585,825	1,935,073	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B1 (1 mo. USD LIBOR + 5.150%)	7.022%	10/25/29	4,880,000	5,503,947	(g)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO (-1.000 x 1 mo. USD LIBOR + 4.914%)	1.500%	5/25/18	483,428	17	(g)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	6.272%	1/25/24	400,000	456,775	(g)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	6.872%	7/25/25	1,526,623	1,702,430	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	7.622%	7/25/29	3,400,000	4,001,655	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1M2 (1 mo. USD LIBOR + 3.550%)	5.422%	7/25/29	4,590,000	5,023,096	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	5.472%	1/25/30	3,880,000	3,945,413	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1M2 (1 mo. USD LIBOR + 2.400%)	4.272%	5/25/30	3,540,000	3,646,894	(a)(g)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	5.422%	7/25/30	5,280,000	5,291,357	(a)(g)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	900,000	885,298	(a)(g)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	120,000	63,029	(g)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.142%	11/25/36	1,683,521	1,173,168	(g)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22 (1 mo. USD LIBOR + 0.180%)	2.052%	7/25/47	1,333,185	1,011,228	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.942%	4/17/45	410,761	335,149	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	920,000	673,712
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	270,000	115,986	(g)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (I) — conttinued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	661,000	$552,289	(g)
LB-UBS Commercial Mortgage Trust, 2006-C6 AJ	5.452%	9/15/39	962,516	743,062	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	346,807	265,399	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	127,340	100,726	(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	762,268	581,230
Morgan Stanley Re-remic Trust, 2015-R6 1B (1 mo. USD LIBOR + 0.260%)	2.392%	7/26/45	2,222,526	1,433,397	(a)(g)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	177,721	176,982
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	3.653%	2/25/36	2,189,598	313,289	(g)
Sequoia Mortgage Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.750%)	2.647%	5/20/34	257,134	237,583	(g)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.150%)	6.047%	11/15/27	5,070,000	4,751,561	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.895%	5/10/63	310,000	206,695	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.895%	5/10/63	550,000	256,899	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	6.011%	2/15/51	7,830,000	7,802,106	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	2.272%	6/25/35	155,160	132,607	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1C3 (1 mo. USD LIBOR + 0.480%)	2.352%	12/25/45	3,550,374	2,652,546	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	2.283%	2/25/46	3,485,685	3,238,148	(g)
Total Collateralized Mortgage Obligations (Cost — $85,628,721)				88,514,783
Municipal Bonds — 0.3%
Florida — 0.0%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	130,000	134,635
Illinois — 0.2%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	1,050,000	1,035,226
Illinois State, GO	5.100%	6/1/33	2,350,000	2,193,396
Total Illinois				3,228,622
New Jersey — 0.1%
New Jersey State Transportation Trust Fund Authority Revenue, Build America Bonds	6.561%	12/15/40	820,000	1,027,411
Total Municipal Bonds (Cost — $4,334,571)				4,390,668

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 3.8%
Argentina — 0.6%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds	4.000%	3/6/20	183,950,000	ARS	$9,431,616
Brazil — 0.3%
Federative Republic of Brazil, Notes	6.000%	8/15/50	14,904,765	BRL	4,756,306
Japan — 2.9%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,907,350,000	JPY	18,241,259
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	954,750,000	JPY	9,170,212
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/26	2,195,059,468	JPY	21,223,727
Total Japan					48,635,198
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $64,152,984)					62,823,120
Senior Loans — 2.4%
Consumer Discretionary — 1.0%
Auto Components — 0.0%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.150%	4/6/24	130,000		130,772	(g)(j)(k)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.651%	5/2/22	1,354,058		1,364,495	(g)(j)(k)
Hotels, Restaurants & Leisure — 0.4%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (1 mo. LIBOR + 2.250%)	4.151%	2/16/24	1,134,586		1,138,013	(g)(j)(k)
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.901%	3/11/25	1,296,750		1,306,880	(g)(j)(k)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 2.750%)	4.651%	12/22/24	1,468,819		1,482,742	(g)(j)(k)
Golden Nugget Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.750%)	4.645-4.651%	10/4/23	847,795		854,742	(g)(j)(k)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	3.647%	10/25/23	1,024,661		1,034,410	(g)(j)(k)
Scientific Games International Inc., 2018 Term Loan B5	4.651-4.744%	8/14/24	1,513,371		1,524,826	(g)(j)(k)
Total Hotels, Restaurants & Leisure					7,341,613
Media — 0.4%
CBS Radio Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.623%	11/17/24	139,650		140,719	(g)(j)(k)
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.910%	4/30/25	1,578,326		1,587,652	(g)(j)(k)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	5.348%	1/31/26	933,310	$924,852	(g)(j)(k)
Sinclair Television Group Inc., 2017 Term Loan B	—	12/12/24	1,430,000	1,438,192	(l)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.651%	3/15/24	1,572,994	1,553,769	(g)(j)(k)
UPC Financing Partnership, USD Term Loan AR (1 mo. LIBOR + 2.500%)	4.397%	1/15/26	810,000	812,531	(g)(j)(k)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	4.397%	4/15/25	227,250	226,477	(g)(j)(k)
Total Media				6,684,192
Specialty Retail — 0.1%
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.644-4.651%	1/30/23	1,337,896	1,347,199	(g)(j)(k)
Total Consumer Discretionary				16,868,271
Consumer Staples — 0.1%
Food Products — 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.900%	5/24/24	1,362,131	1,369,672	(g)(j)(k)
Health Care — 0.3%
Health Care Providers & Services — 0.1%
Jaguar Holding Co. II, 2018 Term Loan	4.401-4.802%	8/18/22	1,383,859	1,392,902	(g)(j)(k)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 2.750%)	5.052%	6/7/23	588,628	592,490	(g)(j)(k)
Total Health Care Providers & Services				1,985,392
Health Care Technology — 0.1%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.651%	3/1/24	1,125,237	1,130,950	(g)(j)(k)
Life Sciences Tools & Services — 0.0%
PAREXEL International Corp., Term Loan B (1 mo. LIBOR + 2.750%)	4.651%	9/27/24	498,747	501,303	(g)(j)(k)
Pharmaceuticals — 0.1%
Catalent Pharma Solutions Inc., USD Term Loan B (1 mo. LIBOR + 2.250%)	4.151%	5/20/24	347,903	350,029	(g)(j)(k)
Valeant Pharmaceuticals International Inc., Term Loan B Series F4 (1 mo. LIBOR + 3.500%)	5.394%	4/1/22	439,260	444,676	(g)(j)(k)
Total Pharmaceuticals				794,705
Total Health Care				4,412,350
Industrials — 0.3%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B2 (1 mo. LIBOR + 2.250%)	4.147%	4/3/22	1,253,684	1,257,700	(g)(j)(k)

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Air Freight & Logistics — continued
XPO Logistics Inc., 2018 Term Loan B (3 mo. LIBOR + 2.000%)	3.920%	2/24/25	1,160,927	$1,168,845	(g)(j)(k)
Total Air Freight & Logistics				2,426,545
Airlines — 0.1%
American Airlines Inc., 2017 Incremental Term Loan (3 mo. LIBOR + 2.000%)	3.897%	12/14/23	499,950	501,200	(g)(j)(k)
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.900%	6/26/20	505,000	506,389	(g)(j)(k)
Total Airlines				1,007,589
Building Products — 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.651%	11/15/23	1,209,719	1,216,372	(g)(j)(k)
Professional Services — 0.0%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.901%	4/10/23	523,370	525,741	(g)(j)(k)
Trading Companies & Distributors — 0.0%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.128%	1/2/25	86,000	86,575	(g)(j)(k)
Total Industrials				5,262,822
Information Technology — 0.3%
IT Services — 0.1%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	4.147%	4/26/24	1,576,178	1,583,686	(g)(j)(k)
Semiconductors & Semiconductor Equipment — 0.1%
Micron Technology Inc., Term Loan (1 mo. LIBOR + 1.750%)	3.660%	4/26/22	766,101	772,566	(g)(j)(k)
ON Semiconductor Corp., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.901%	3/31/23	251,315	253,168	(g)(j)(k)
Total Semiconductors & Semiconductor Equipment				1,025,734
Software — 0.1%
Dell Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.910%	9/7/23	1,573,422	1,580,094	(g)(j)(k)
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	3.900%	4/29/23	423,712	426,927	(g)(j)(k)
Total Information Technology				4,616,441
Materials — 0.2%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2018 Term Loan B (1 mo. LIBOR + 2.000%)	3.901%	10/31/23	1,004,925	1,008,127	(g)(j)(k)
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.897-3.901%	10/1/22	1,315,000	1,324,589	(g)(j)(k)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Berry Global Inc., Term Loan R (1 mo. LIBOR + 2.000%)	3.897%	1/19/24	313,417		$315,474	(g)(j)(k)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.651%	2/5/23	1,037,149		1,044,809	(g)(j)(k)
Total Containers & Packaging					2,684,872
Total Materials					3,692,999
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.000%)	3.901%	4/25/23	896,988		903,995	(g)(j)(k)(l)
VICI Properties 1 LLC, Replacement Term Loan B (1 mo. LIBOR + 2.000%)	3.898%	12/20/24	623,182		626,428	(g)(j)(k)
Total Equity Real Estate Investment Trusts (REITs)					1,530,423
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.401%	4/18/24	90,444		91,045	(g)(j)(k)
Total Real Estate					1,621,468
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.651%	1/31/25	503,738		496,968	(g)(j)(k)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.148%	2/22/24	1,010,000		1,014,960	(g)(j)(k)
Total Telecommunication Services					1,511,928
Utilities — 0.0%
Electric Utilities — 0.0%
TEX Operations Co., LLC, Exit Term Loan B (1 mo. LIBOR + 2.500%)	4.401%	8/4/23	76,259		76,855	(g)(j)(k)
TEX Operations Co., LLC, Exit Term Loan C (1 mo. LIBOR + 2.500%)	4.401%	8/4/23	13,548		13,654	(g)(j)(k)
Total Utilities					90,509
Total Senior Loans (Cost — $39,436,603)					39,446,460
Sovereign Bonds — 25.7%
Argentina — 2.9%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	850,000		945,625	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,970,000		2,004,475	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	3,705,000	ARS	175,001
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.250%	6/21/20	147,240,000	ARS	7,491,757	(g)
Republic of Argentina, Bonds	18.200%	10/3/21	114,350,000	ARS	5,338,965
Republic of Argentina, Senior Bonds	5.625%	1/26/22	5,820,000		5,884,020

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Republic of Argentina, Senior Bonds	16.000%	10/17/23	76,600,000	ARS	$3,445,724
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,870,000		1,964,435
Republic of Argentina, Senior Bonds	15.500%	10/17/26	69,530,000	ARS	3,168,221
Republic of Argentina, Senior Bonds	7.625%	4/22/46	1,040,000		1,008,800
Republic of Argentina, Senior Notes	5.875%	1/11/28	7,310,000		6,709,666
Republic of Argentina, Senior Notes	8.280%	12/31/33	2,874,178		3,096,927
Republic of Argentina, Senior Notes	7.125%	6/28/2117	7,340,000		6,539,940	(a)
Total Argentina					47,773,556
Australia — 0.9%
Australia Government Bond, Senior Bonds	3.000%	3/21/47	19,890,000	AUD	14,163,977	(c)
Brazil — 2.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	25,203,000	BRL	7,559,149
Federative Republic of Brazil, Notes	10.000%	1/1/23	45,271,000	BRL	13,465,727
Federative Republic of Brazil, Notes	10.000%	1/1/27	2,469,000	BRL	721,288
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	14,720,000		12,769,600
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,730,000		1,704,483
Total Brazil					36,220,247
China — 0.6%
China Government Bond, Senior Bonds	4.000%	5/22/24	2,000,000	CNY	317,406	(c)
China Government Bond, Senior Bonds	3.380%	11/21/24	11,000,000	CNY	1,684,908	(c)
China Government Bond, Senior Bonds	3.390%	5/21/25	9,000,000	CNY	1,363,498	(c)
China Government Bond, Senior Bonds	3.310%	11/30/25	10,500,000	CNY	1,576,130	(c)
China Government Bond, Senior Bonds	3.480%	6/29/27	23,500,000	CNY	3,540,382	(c)
China Government Bond, Senior Bonds	3.600%	6/27/28	2,000,000	CNY	302,454	(c)
China Government Bond, Senior Bonds	4.290%	5/22/29	5,000,000	CNY	799,854	(c)
Total China					9,584,632
Colombia — 0.5%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	7,356,000		7,904,022
Ecuador — 0.4%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,000,000		2,117,500	(a)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	2,000,000		1,977,500	(a)
Republic of Ecuador, Senior Notes	8.875%	10/23/27	3,480,000		3,292,950	(a)
Total Ecuador					7,387,950
Egypt — 0.5%
Arab Republic of Egypt, Bonds	15.160%	10/10/22	74,370,000	EGP	4,241,108
Arab Republic of Egypt, Bonds	15.250%	12/9/24	22,890,000	EGP	1,322,961
Arab Republic of Egypt, Senior Bonds	5.577%	2/21/23	2,920,000		2,935,841	(a)
Total Egypt					8,499,910

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 2.0%
Republic of Indonesia, Senior Bonds	7.000%	5/15/22	15,740,000,000	IDR	$1,151,156
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	3,359,000,000	IDR	261,718
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	306,796,000,000	IDR	22,283,368
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	90,990,000,000	IDR	7,132,046
Republic of Indonesia, Senior Notes	4.350%	1/11/48	3,230,000		3,006,988
Total Indonesia					33,835,276
Italy — 3.5%
Italy Buoni Poliennali Del Tesoro, Bonds	2.000%	12/1/25	16,960,000	EUR	21,410,354
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	10,765,000	EUR	18,041,553	(c)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.250%	9/1/46	13,390,000	EUR	17,730,141	(c)
Total Italy					57,182,048
Kuwait — 0.1%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	1,370,000		1,320,765	(a)
Mexico — 4.8%
United Mexican States, Senior Bonds	7.750%	11/23/34	37,920,000	MXN	2,056,499
United Mexican States, Senior Bonds	7.750%	11/13/42	1,178,565,400	MXN	63,718,739
United Mexican States, Senior Bonds	8.000%	11/7/47	242,050,000	MXN	13,442,449
Total Mexico					79,217,687
Russia — 4.2%
Russian Federal Bond, Bonds	7.400%	12/7/22	50,700,000	RUB	826,481
Russian Federal Bond, Bonds	7.000%	8/16/23	577,960,000	RUB	9,286,045
Russian Federal Bond, Bonds	7.750%	9/16/26	534,720,000	RUB	8,831,064
Russian Federal Bond, Bonds	8.150%	2/3/27	2,093,062,000	RUB	35,411,029
Russian Federal Bond, Bonds	7.050%	1/19/28	399,699,000	RUB	6,314,956
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	588,780,000	RUB	9,470,221
Total Russia					70,139,796
South Africa — 1.2%
Republic of South Africa, Bonds	10.500%	12/21/26	200,980,000	ZAR	18,408,252
Republic of South Africa, Bonds	6.500%	2/28/41	23,160,000	ZAR	1,408,738
Total South Africa					19,816,990
Turkey — 1.1%
Republic of Turkey, Bonds	10.500%	8/11/27	29,360,000	TRY	6,578,191
Republic of Turkey, Senior Bonds	6.125%	10/24/28	12,520,000		12,478,809
Total Turkey					19,057,000
United Arab Emirates — 0.8%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	10,260,000		9,829,080	(a)
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	3,270,000		2,993,950	(a)
Total United Arab Emirates					12,823,030

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Uruguay — 0.0%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	50,000	UYU	$1,685	(a)
Total Sovereign Bonds (Cost — $438,837,646)					424,928,571
U.S. Government & Agency Obligations — 25.5%
U.S. Government Obligations — 25.5%
U.S. Treasury Bonds	2.875%	5/15/43	220,000		212,111
U.S. Treasury Bonds	3.750%	11/15/43	157,847,000		176,381,692
U.S. Treasury Bonds	3.625%	2/15/44	17,771,000		19,475,211
U.S. Treasury Bonds	2.500%	2/15/45	6,690,000		5,969,780
U.S. Treasury Bonds	3.000%	11/15/45	38,950,000		38,297,283
U.S. Treasury Bonds	3.000%	2/15/47	73,030,300		71,726,595
U.S. Treasury Bonds	3.000%	5/15/47	24,663,000		24,214,538
U.S. Treasury Bonds	2.750%	8/15/47	58,529,000		54,636,593
U.S. Treasury Bonds	2.750%	11/15/47	1,439,000		1,342,964
U.S. Treasury Bonds	3.000%	2/15/48	5,590,000		5,487,480
U.S. Treasury Notes	2.875%	4/30/25	25,390,000		25,354,295
Total U.S. Government & Agency Obligations (Cost — $431,702,169)					423,098,542

			Shares
Common Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co.			17,672		165,785	*
Blue Ridge Mountain Resources Inc.			85,639		652,569	*(e)(f)
Total Common Stocks (Cost — $2,104,295)					818,354
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		20,112		227,517	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		287		3,247	(b)(m)
Sanchez Energy Corp.	4.875%		80,050		1,124,702
Sanchez Energy Corp.	6.500%		45,800		792,340
Total Convertible Preferred Stocks (Cost — $3,377,803)					2,147,806
Preferred Stocks — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost — $398,161)	7.624%		15,225		404,833	(g)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.3%
Exchange-Traded Purchased Options — 0.1%
Canadian Dollar Futures, Call @ $78.00	6/8/18	13	13,000	$8,450
Canadian Dollar Futures, Call @ $78.00	5/4/18	49	49,000	11,270
Euro BTP Futures, Call @ 145.00 EUR	5/25/18	272	27,200,000	3,285
Euro BTP Futures, Call @ 147.00 EUR	5/25/18	405	40,500,000	4,891
Euro Bund Futures, Call @ 164.50 EUR	5/25/18	255	25,500,000	3,079
Euro Bund Futures, Call @ 165.50 EUR	5/25/18	574	57,400,000	6,932
Euro Bund Futures, Call @ 167.00 EUR	5/25/18	1,180	118,000,000	14,250
Euro Bund Futures, Call @ 167.50 EUR	5/25/18	2,233	223,300,000	26,966
Euro Bund Futures, Put @ 150.00 EUR	6/22/18	281	28,100,000	3,393
Euro Bund Futures, Put @ 156.50 EUR	6/22/18	102	10,200,000	35,721
Euro Bund Futures, Put @ 158.00 EUR	5/25/18	103	10,300,000	36,071
Euro Bund Futures, Put @ 159.00 EUR	5/25/18	431	43,100,000	348,719
Euro Currency Futures, Put @ $1.25	5/4/18	5	625,000	23,563
Japanese Yen Futures, Call @ $92.00	6/8/18	165	206,250	146,437
U.S. Treasury 2-Year Notes Futures, Call @ $106.75	5/25/18	229	458,000	229
U.S. Treasury 5-Year Notes Futures, Call @ $113.25	5/25/18	228	228,000	94,406
U.S. Treasury 5-Year Notes Futures, Call @ $113.50	5/25/18	1,141	1,141,000	303,078
U.S. Treasury 5-Year Notes Futures, Call @ $118.25	6/22/18	291	291,000	2,274
U.S. Treasury 5-Year Notes Futures, Put @ $110.25	5/25/18	2,840	2,840,000	2,840
U.S. Treasury 5-Year Notes Futures, Put @ $111.75	5/25/18	245	245,000	1,914
U.S. Treasury 5-Year Notes Futures, Put @ $112.00	5/25/18	1,646	1,646,000	25,719
U.S. Treasury 10-Year Notes Futures, Call @ $119.25	5/25/18	101	101,000	67,859
U.S. Treasury 10-Year Notes Futures, Call @ $119.50	6/22/18	202	202,000	110,469
U.S. Treasury 10-Year Notes Futures, Call @ $119.75	5/25/18	51	51,000	19,922
U.S. Treasury 10-Year Notes Futures, Call @ $123.25	5/25/18	2,359	2,359,000	36,859
U.S. Treasury 10-Year Notes Futures, Call @ $123.50	5/25/18	506	506,000	7,906
U.S. Treasury 10-Year Notes Futures, Call @ $126.00	5/25/18	249	249,000	249
U.S. Treasury 10-Year Notes Futures, Call @ $126.50	6/22/18	2,361	2,361,000	36,891
U.S. Treasury 10-Year Notes Futures, Call @ $128.50	5/25/18	1,319	1,319,000	1,319
U.S. Treasury 30-Year Bonds Futures, Call @ $143.50	5/25/18	102	102,000	125,906
U.S. Treasury Long-Term Bonds Futures, Call @ $142.00	5/25/18	25	25,000	55,859
U.S. Treasury Long-Term Bonds Futures, Call @ $143.00	5/25/18	72	72,000	110,250
U.S. Treasury Long-Term Bonds Futures, Call @ $143.00	6/22/18	51	51,000	75,703
U.S. Treasury Long-Term Bonds Futures, Call @ $144.00	5/25/18	154	154,000	149,187
U.S. Treasury Long-Term Bonds Futures, Call @ $155.00	6/22/18	280	280,000	8,750
U.S. Treasury Long-Term Bonds Futures, Put @ $130.00	5/25/18	476	476,000	476
U.S. Treasury Long-Term Bonds Futures, Put @ $130.50	5/25/18	1,956	1,956,000	1,956

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury Long-Term Bonds Futures, Put @ $131.50		5/25/18	2,040	2,040,000	$2,040
U.S. Treasury Long-Term Bonds Futures, Put @ $145.00		5/25/18	107	107,000	183,906
Total Exchange-Traded Purchased Options					2,098,994

	Counterparty
OTC Purchased Options — 0.2%
Credit default swaption with Banc of America N.A to sell protection on Markit CDX.NA.IG.30 Index, Call @ $65.00	Bank of America N.A.	6/20/18	12,395,000	12,395,000	33,272
Credit default swaption with Banc of America N.A to sell protection on Markit CDX.NA.IG.30 Index, Call @ $65.00	Bank of America N.A.	6/20/18	41,540,000	41,540,000	111,508
Credit default swaption with Barclays Bank PLC. to sell protection on Markit CDX.NA.IG.30 Index, Call @ $60.00	Barclays Bank PLC	6/20/18	39,990,000	39,990,000	48,057
U.S. Dollar/Brazilian Real, Put @ 3.35 BRL	JPMorgan Chase & Co.	7/16/18	22,800,000	22,800,000	128,341
U.S. Dollar/Brazilian Real, Put @ 3.37 BRL	JPMorgan Chase & Co.	5/15/18	22,800,000	22,800,000	21,044
U.S. Dollar/Brazilian Real, Put @ 3.40 BRL	Morgan Stanley & Co. Inc.	7/24/18	8,100,000	8,100,000	79,348
U.S. Dollar/Brazilian Real, Put @ 3.50 BRL	JPMorgan Chase & Co.	7/25/18	8,100,000	8,100,000	173,502
U.S. Dollar/Colombian Peso, Put @ 2,787.25 COP	JPMorgan Chase & Co.	6/7/18	22,130,000	22,130,000	292,691
U.S. Dollar/Indian Rupee, Put @ 65.50 INR	Goldman Sachs Group Inc.	7/24/18	8,100,000	8,100,000	18,395
U.S. Dollar/Mexican Peso, Put @ 18.61 MXN	Morgan Stanley & Co. Inc.	6/7/18	22,130,000	22,130,000	200,719
U.S. Dollar/Mexican Peso, Put @ 19.00 MXN	JPMorgan Chase & Co.	7/23/18	8,100,000	8,100,000	209,418
U.S. Dollar/Mexican Peso, Put @ 19.00 MXN	Morgan Stanley & Co. Inc.	7/25/18	10,125,000	10,125,000	265,467
U.S. Dollar/Russian Ruble, Put @ 56.28 RUB	Goldman Sachs Group Inc.	6/13/18	22,130,000	22,130,000	1,284
U.S. Dollar/Russian Ruble, Put @ 60.00 RUB	Goldman Sachs Group Inc.	7/24/18	8,100,000	8,100,000	37,252
U.S. Dollar/Russian Ruble, Put @ 60.40 RUB	Citibank N.A.	7/25/18	10,325,000	10,325,000	61,031

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Russian Ruble, Put @ 61.85 RUB	Morgan Stanley & Co. Inc.	8/2/18	32,400,000	32,400,000	$456,840
Total OTC Purchased Options					2,138,169
Total Purchased Options (Cost — $4,925,054)					4,237,163
Total Investments before Short-Term Investments (Cost — $1,556,664,262)					1,547,842,123

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 0.8%
Sovereign Bonds — 0.2%
Egypt — 0.2%
Arab Republic of Egypt Treasury Bills	19.004%	6/12/18	24,000,000	EGP	1,341,738	(n)
Arab Republic of Egypt Treasury Bills	17.603%	11/13/18	48,100,000	EGP	2,508,482	(n)
Total Sovereign Bonds (Cost — $3,787,418)					3,850,220

			Shares
Money Market Funds — 0.6%
Western Asset Government Cash Management Portfolio LLC (Cost — $10,100,000)	1.680%		10,100,000		10,100,000	(o)
Total Short-Term Investments (Cost — $13,887,418)					13,950,220
Total Investments — 94.3% (Cost — $1,570,551,680)					1,561,792,343
Other Assets in Excess of Liabilities — 5.7%					94,901,609
Total Net Assets — 100.0%					$1,656,693,952

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Value is less than $1.

(e)	Security is valued using significant unobservable inputs (See Note 1).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of April 30, 2018. The interest rate for fully unfunded term loans is to be determined.

(m)	Restricted security (See Note 6).

(n)	Rate shown represents yield-to-maturity.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At April 30, 2018, the total market value of investments in Affiliated Companies was $10,100,000 and the cost was $10,100,000 (See Note 10).

Abbreviations used in this schedule:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CPI	— Consumer Price Index
EGP	— Egyptian Pound
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
INR	— Indian Rupee
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-in-kind
RUB	— Russian Ruble
TRY	— Turkish Lira
USD	— United States Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Schedule of Written Options
Schedule of OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount		Value
Credit default swaption with Banc of America N.A. to sell protection on Markit CDX.NA.IG.30 Index, Put	Bank of America N.A.	6/20/18	$75.00		41,540,000	$41,540,000	‡	$32,974
Credit default swaption with Barclays Bank PLC. to sell protection on Markit CDX.NA.IG.30 Index, Put	Barclays Bank PLC	6/20/18	70.00		39,990,000	39,990,000	‡	43,717
U.S. Dollar/Brazilian Real, Put	Morgan Stanley & Co. Inc.	7/24/18	3.32	BRL	16,200,000	16,200,000		71,912
U.S. Dollar/Brazilian Real, Put	JPMorgan Chase & Co.	7/25/18	3.40	BRL	16,200,000	16,200,000		160,105
U.S. Dollar/Indian Rupee, Put	Goldman Sachs Group Inc.	7/24/18	64.80	INR	16,200,000	16,200,000		16,961
U.S. Dollar/Mexican Peso, Call	JPMorgan Chase & Co.	7/5/18	21.74	MXN	13,960,000	13,960,000		14,141
U.S. Dollar/Mexican Peso, Call	Citibank N.A.	7/11/18	19.50	MXN	16,200,000	16,200,000		203,197
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	5/10/18	18.33	MXN	9,750,000	9,750,000		11,846
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	5/17/18	18.10	MXN	9,800,000	9,800,000		9,722
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	7/11/18	18.00	MXN	16,200,000	16,200,000		88,679
U.S. Dollar/Mexican Peso, Put	JPMorgan Chase & Co.	7/23/18	18.40	MXN	16,200,000	16,200,000		194,060
U.S. Dollar/Mexican Peso, Put	Morgan Stanley & Co. Inc.	7/25/18	18.50	MXN	20,250,000	20,250,000		287,125
U.S. Dollar/Russian Ruble, Put	Goldman Sachs Group Inc.	7/24/18	58.80	RUB	16,200,000	16,200,000		34,700
U.S. Dollar/Russian Ruble, Put	Citibank N.A.	7/25/18	58.75	RUB	20,650,000	20,650,000		43,695
Total OTC Written Options (Premiums received — $1,878,235)								$1,212,834

Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Canadian Dollar Futures, Call	5/4/18	$77.50		50	$50,000	$27,000
Euro Bund Futures, Call	5/25/18	159.00	EUR	51	5,100,000	25,251
Euro Bund Futures, Call	5/25/18	158.00	EUR	49	4,900,000	60,948
Euro Bund Futures, Put	5/25/18	156.50	EUR	51	5,100,000	4,311
Euro Bund Futures, Put	5/25/18	157.50	EUR	756	75,600,000	164,330
Euro Bund Futures, Put	6/22/18	157.00	EUR	52	5,200,000	25,118
Euro Bund Futures, Put	6/22/18	155.00	EUR	204	20,400,000	29,562
Euro Currency Futures, Call	5/4/18	1.25		101	12,625,000	631
Euro Currency Futures, Call	6/8/18	1.24		61	7,625,000	20,588
Euro Currency Futures, Call	6/8/18	1.23		69	8,625,000	31,913
Euro Currency Futures, Put	5/4/18	1.23		98	12,250,000	162,925
Japanese Yen Futures, Call	5/4/18	96.00		50	62,500	312
Japanese Yen Futures, Call	5/4/18	95.00		101	126,250	631
Japanese Yen Futures, Put	5/4/18	93.00		51	63,750	80,325

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Schedule of Exchange-Traded Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Japanese Yen Futures, Put	5/4/18	$94.00	50	$62,500	$139,375
Japanese Yen Futures, Put	5/4/18	93.50	111	138,750	241,425
Japanese Yen Futures, Put	6/8/18	92.50	98	122,500	153,125
Japanese Yen Futures, Put	6/8/18	93.00	103	128,750	207,288
U.S. Treasury 5-Year Notes Futures, Call	5/11/18	114.00	102	102,000	5,578
U.S. Treasury 5-Year Notes Futures, Call	5/25/18	113.75	23	23,000	3,773
U.S. Treasury 5-Year Notes Futures, Call	5/25/18	114.75	353	353,000	8,274
U.S. Treasury 5-Year Notes Futures, Call	6/22/18	114.25	279	279,000	23,977
U.S. Treasury 5-Year Notes Futures, Put	5/25/18	113.25	245	245,000	38,281
U.S. Treasury 10-Year Notes Futures, Call	5/4/18	120.50	5	5,000	156
U.S. Treasury 10-Year Notes Futures, Call	5/4/18	120.00	51	51,000	4,781
U.S. Treasury 10-Year Notes Futures, Call	5/4/18	119.50	51	51,000	15,141
U.S. Treasury 10-Year Notes Futures, Call	5/4/18	119.75	89	89,000	15,297
U.S. Treasury 10-Year Notes Futures, Call	5/11/18	120.50	102	102,000	7,969
U.S. Treasury 10-Year Notes Futures, Call	5/11/18	119.75	114	114,000	30,281
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	120.50	26	26,000	3,656
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	122.00	151	151,000	4,719
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	123.00	214	214,000	6,687
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	121.50	502	502,000	23,531
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	119.50	50	50,000	25,781
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	121.00	680	680,000	53,125
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	120.25	507	507,000	102,984
U.S. Treasury 10-Year Notes Futures, Call	5/25/18	120.00	1,065	1,065,000	299,531
U.S. Treasury 10-Year Notes Futures, Call	6/22/18	121.50	202	202,000	18,938
U.S. Treasury 10-Year Notes Futures, Call	6/22/18	120.00	1,263	1,263,000	434,156
U.S. Treasury 10-Year Notes Futures, Put	5/25/18	118.50	507	507,000	55,453
U.S. Treasury 10-Year Notes Futures, Put	5/25/18	120.50	201	201,000	204,141
U.S. Treasury Long Term Bonds Futures, Call	5/25/18	147.00	689	689,000	107,656
U.S. Treasury Long-Term Bonds Futures, Call	5/4/18	145.00	102	102,000	12,750
U.S. Treasury Long-Term Bonds Futures, Call	5/4/18	144.00	64	64,000	27,000
U.S. Treasury Long-Term Bonds Futures, Call	5/11/18	145.50	93	93,000	17,438
U.S. Treasury Long-Term Bonds Futures, Call	5/11/18	145.00	177	177,000	52,547
U.S. Treasury Long-Term Bonds Futures, Call	5/11/18	144.00	100	100,000	65,625
U.S. Treasury Long-Term Bonds Futures, Call	5/11/18	143.00	101	101,000	124,672
U.S. Treasury Long-Term Bonds Futures, Call	5/25/18	149.00	146	146,000	6,844
U.S. Treasury Long-Term Bonds Futures, Call	5/25/18	150.00	365	365,000	11,406
U.S. Treasury Long-Term Bonds Futures, Call	5/25/18	145.00	25	25,000	14,062
U.S. Treasury Long-Term Bonds Futures, Call	5/25/18	148.00	596	596,000	55,875

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	31

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Schedule of Exchange-Traded Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury Long-Term Bonds Futures, Call	5/25/18	$144.50	102	$102,000	$76,500
U.S. Treasury Long-Term Bonds Futures, Call	5/25/18	145.50	202	202,000	82,063
U.S. Treasury Long-Term Bonds Futures, Call	5/25/18	146.00	416	416,000	123,500
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	147.00	76	76,000	21,375
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	146.00	56	56,000	24,500
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	145.00	404	404,000	271,438
Total Exchange-Traded Written Options (Premiums received — $5,262,035)					3,856,519
Total Written Options (Premiums received — $7,140,270)					$5,069,353

‡	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
INR	— Indian Rupee
MXN	— Mexican Peso
RUB	— Russian Ruble

At April 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	73	9/18	$17,799,356	$17,795,575	$(3,781)
90-Day Eurodollar	5,127	12/19	1,245,712,566	1,243,682,025	(2,030,541)
90-Day Eurodollar	130	3/20	31,733,859	31,528,250	(205,609)
90-Day Eurodollar	2,597	6/20	631,580,562	629,772,500	(1,808,062)
90-Day Eurodollar	661	3/21	161,173,365	160,234,663	(938,702)
Australian Dollar	93	6/18	7,272,179	7,002,900	(269,279)
Canadian 10-Year Bonds	54	6/18	5,538,296	5,528,486	(9,810)
Euro	42	6/18	6,364,651	6,364,575	(76)
Japanese Yen	77	6/18	8,838,407	8,833,825	(4,582)
Mexican Peso	1,295	6/18	34,610,446	34,343,400	(267,046)
U.S. Treasury 5-Year Notes	4,785	6/18	545,075,829	543,134,885	(1,940,944)
U.S. Treasury Long-Term Bonds	4,598	6/18	657,902,786	661,393,563	3,490,777
U.S. Treasury Ultra Long-Term Bonds	892	6/18	140,458,043	140,155,500	(302,543)
					(4,290,198)

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	1,544	6/18	$377,203,133	$376,851,800	$351,333
90-Day Eurodollar	1,821	12/18	446,217,452	443,208,638	3,008,814
Australian 10-Year Bonds	148	6/18	14,182,721	14,250,099	(67,378)
British Pound	88	6/18	7,669,168	7,576,800	92,368
Canadian Dollar	25	6/18	1,949,225	1,948,500	725
Euro BTP	789	6/18	130,071,590	132,448,191	(2,376,601)
Euro-Bund	4,405	6/18	836,445,576	844,413,704	(7,968,128)
Euro-Buxl	339	6/18	65,557,027	66,949,398	(1,392,371)
Euro-Oat	153	6/18	28,413,403	28,418,358	(4,955)
Japanese 10-Year Bond	51	6/18	70,308,902	70,276,619	32,283
U.S. Treasury 2-Year Notes	229	6/18	48,693,760	48,558,735	135,025
U.S. Treasury 10-Year Notes	2,044	6/18	245,923,317	244,513,500	1,409,817
U.S. Treasury Long-Term Bonds	21	9/18	2,985,900	3,003,000	(17,100)
					(6,796,168)
Net unrealized depreciation on open futures contracts					$(11,086,366)

At April 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,240,000	EUR	12,390,244	Barclays Bank PLC	5/2/18	$277,546
EUR	12,390,244	USD	14,999,629	Citibank N.A.	5/2/18	(37,175)
BRL	22,181,364	USD	6,480,000	Barclays Bank PLC	5/3/18	(148,256)
USD	6,371,941	BRL	22,181,364	Barclays Bank PLC	5/3/18	40,198
BRL	22,181,364	USD	6,371,941	Goldman Sachs Group Inc.	5/3/18	(40,198)
USD	6,388,642	BRL	22,181,364	Goldman Sachs Group Inc.	5/3/18	56,898
BRL	33,262,812	USD	9,720,000	Goldman Sachs Group Inc.	5/14/18	(235,752)
USD	7,863,467	BRL	26,885,193	JPMorgan Chase & Co.	5/17/18	199,745
ARS	112,149,992	USD	5,366,028	Bank of America N.A.	5/22/18	(241)
ARS	16,754,000	USD	799,714	Bank of America N.A.	5/22/18	1,877
BRL	56,660,000	USD	16,272,257	Goldman Sachs Group Inc.	6/4/18	(147,264)
USD	7,720,911	MXN	147,311,120	Morgan Stanley & Co. Inc.	6/11/18	(107,813)
USD	7,789,760	COP	22,325,452,160	JPMorgan Chase & Co.	6/12/18	(155,152)
USD	8,360,222	RUB	480,900,880	Goldman Sachs Group Inc.	6/14/18	762,000
USD	6,258,557	CAD	8,000,000	Citibank N.A.	6/20/18	20,667
USD	20,085,000	EUR	16,250,000	JPMorgan Chase & Co.	6/20/18	389,968
ARS	66,766,000	USD	3,160,521	Bank of America N.A.	7/5/18	(67,215)
USD	2,580,000	MXN	51,233,640	JPMorgan Chase & Co.	7/9/18	(130,880)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	33

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	64,853,426	USD	3,500,727	JPMorgan Chase & Co.	7/16/18	$(72,893)
USD	7,752,000	BRL	26,639,748	JPMorgan Chase & Co.	7/17/18	202,176
PLN	86,308,489	USD	25,568,719	Bank of America N.A.	7/19/18	(945,347)
USD	17,472,804	ZAR	213,508,933	Bank of America N.A.	7/19/18	514,678
CAD	41,950,873	USD	33,376,991	Barclays Bank PLC	7/19/18	(643,921)
CLP	8,494,285,000	USD	14,058,498	Barclays Bank PLC	7/19/18	(212,438)
GBP	2,280,953	USD	3,259,199	Barclays Bank PLC	7/19/18	(107,011)
IDR	5,479,628,000	USD	394,672	Barclays Bank PLC	7/19/18	(4,214)
RUB	1,065,180,000	USD	17,023,813	Barclays Bank PLC	7/19/18	(263,576)
TRY	61,626,220	USD	14,613,291	Barclays Bank PLC	7/19/18	198,769
USD	25,498,561	AUD	33,660,000	Barclays Bank PLC	7/19/18	149,261
USD	16,440,152	CNY	104,279,884	Barclays Bank PLC	7/19/18	45,569
USD	8,128,859	COP	22,655,130,000	Barclays Bank PLC	7/19/18	75,306
USD	162,110,154	EUR	130,469,374	Barclays Bank PLC	7/19/18	3,610,758
USD	22,881,072	KRW	24,373,146,832	Barclays Bank PLC	7/19/18	1,379
USD	10,237,860	MXN	186,986,316	Barclays Bank PLC	7/19/18	359,238
USD	26,038,483	TWD	755,116,000	Barclays Bank PLC	7/19/18	373,766
BRL	40,103,599	USD	11,736,837	Citibank N.A.	7/19/18	(373,334)
EUR	8,500,000	USD	10,420,065	Citibank N.A.	7/19/18	(93,926)
PEN	44,133,000	USD	13,637,291	Citibank N.A.	7/19/18	(100,438)
RUB	1,775,844,934	USD	28,347,752	Citibank N.A.	7/19/18	(405,449)
TRY	106,123,427	USD	25,141,774	Citibank N.A.	7/19/18	365,333
USD	37,373,064	AUD	48,187,307	Citibank N.A.	7/19/18	1,083,269
USD	57,752,508	CNH	365,492,519	Citibank N.A.	7/19/18	102,701
USD	15,089,892	EUR	12,390,244	Citibank N.A.	7/19/18	37,730
USD	3,161,366	EUR	2,600,000	Citibank N.A.	7/19/18	2,782
USD	100,610,287	JPY	10,743,518,534	Citibank N.A.	7/19/18	1,799,662
USD	92,157	JPY	10,000,000	Citibank N.A.	7/19/18	185
USD	23,796,940	MXN	441,166,719	Citibank N.A.	7/19/18	489,784
USD	252,016	MXN	4,800,000	Citibank N.A.	7/19/18	(1,571)
USD	104,819	MXN	2,000,000	Citibank N.A.	7/19/18	(843)
BRL	22,181,364	USD	6,344,965	Goldman Sachs Group Inc.	7/19/18	(59,794)
COP	24,077,436,500	USD	8,574,983	JPMorgan Chase & Co.	7/19/18	(15,821)
INR	5,515,245,625	USD	84,022,633	JPMorgan Chase & Co.	7/19/18	(2,052,339)
USD	12,610,623	PHP	660,040,000	JPMorgan Chase & Co.	7/19/18	(94,773)
ARS	29,020,952	USD	1,368,881	JPMorgan Chase & Co.	7/24/18	(41,288)
MXN	14,596,023	USD	759,375	JPMorgan Chase & Co.	7/25/18	11,032
ARS	51,585,000	USD	2,400,419	Citibank N.A.	7/30/18	(49,977)

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	741,427,425	USD	11,652,790	JPMorgan Chase & Co.	8/3/18	$(8,492)
USD	11,947,500	RUB	760,006,640	Morgan Stanley & Co. Inc.	8/3/18	11,410
ARS	165,796,000	USD	7,948,035	JPMorgan Chase & Co.	9/17/18	(597,465)
ARS	50,520,000	USD	2,283,906	Citibank N.A.	10/3/18	(63,371)
ARS	16,480,000	USD	745,027	Citibank N.A.	10/3/18	(20,672)
ARS	24,110,000	USD	1,089,471	Citibank N.A.	10/3/18	(29,751)
ARS	16,620,000	USD	751,017	Citibank N.A.	10/3/18	(20,508)
ARS	16,430,000	USD	742,935	JPMorgan Chase & Co.	10/3/18	(20,777)
ARS	29,421,950	USD	1,328,305	Citibank N.A.	10/5/18	(36,494)
ARS	42,090,000	USD	1,898,940	Goldman Sachs Group Inc.	10/5/18	(50,921)
ARS	66,460,000	USD	2,988,309	Citibank N.A.	10/23/18	(98,236)
ARS	31,645,839	USD	1,422,924	Citibank N.A.	10/23/18	(46,777)
ARS	84,905,113	USD	3,822,833	Citibank N.A.	10/23/18	(130,657)
Total						$3,450,667

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Offshore Yuan
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	35

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

At April 30, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
51,780,000		9/28/19	3-month LIBOR-BBA quarterly	1.705% semi-annually	—	$(668,950)
208,100,000	MXN	4/13/20	28-Day TIIE-Banxico every 28 days	7.190% every 28 days	—	(96,557)
928,800,000	MXN	4/14/20	28-Day TIIE-Banxico every 28 days	7.108% every 28 days	—	(505,998)
378,200,000	MXN	4/15/20	28-Day TIIE-Banxico every 28 days	7.085% every 28 days	—	(214,582)
550,600,000	MXN	4/15/20	28-Day TIIE-Banxico every 28 days	7.075% every 28 days	—	(317,818)
760,400,000	MXN	5/28/20	28-Day TIIE-Banxico every 28 days	7.440% every 28 days	—	(157,107)
369,200,000	MXN	5/29/20	28-Day TIIE-Banxico every 28 days	7.400% every 28 days	—	(91,573)
749,400,000	MXN	6/1/20	28-Day TIIE-Banxico every 28 days	7.340% every 28 days	—	(232,258)
13,530,000		6/14/20	3-month LIBOR-BBA quarterly	1.671% semi-annually	$(5,515)	(297,016)
33,390,000		12/19/20	3-month LIBOR-BBA quarterly	2.126% semi-annually	—	(585,188)
94,940,000		6/1/21	3-month LIBOR-BBA quarterly	1.340% semi-annually	—	(4,226,533)
50,600,000		6/27/21	3-month LIBOR-BBA quarterly	1.220% semi-annually	—	(2,499,757)
2,119,290,000	MXN	3/31/22	28-Day TIIE-Banxico every 28 days	7.340% every 28 days	84,427	(647,784)
399,264,000		5/31/22	3-month LIBOR-BBA quarterly	2.559% semi-annually	(265,511)	(4,831,397)
191,864,000		5/31/22	3-month LIBOR-BBA quarterly	2.250% semi-annually	(1,093,298)	(3,645,912)
584,078,000		8/31/22	3-month LIBOR-BBA quarterly	2.850% semi-annually	(1,737,780)	148,638
26,780,000		12/1/22	3-month LIBOR-BBA quarterly	2.169% semi-annually	—	(854,226)
147,427,000		5/15/23	3-month LIBOR-BBA quarterly	Daily Federal Funds Effective Rate + 0.355% quarterly	21,222	(3,214)
11,056,100,000	JPY	6/20/24	0.127% semi-annually	6-month Japanese BBA LIBOR semi-annually	1,159	81,948
74,655,000		5/23/26	1.738% semi-annually	3-month LIBOR-BBA quarterly	—	6,684,810
47,470,000		5/27/26	1.735% semi-annually	3-month LIBOR-BBA quarterly	—	4,260,376
13,840,000		11/15/43	2.630% semi-annually	3-month LIBOR-BBA quarterly	(6,913)	1,092,276
102,199,000		11/15/43	2.734% semi-annually	3-month LIBOR-BBA quarterly	(1,056,086)	7,107,963
286,928,000		11/15/43	2.950% semi-annually	3-month LIBOR-BBA quarterly	(526,222)	6,004,122
1,473,800,000	JPY	4/19/47	0.785% semi-annually	6-month JPY BBA LIBOR semi-annually	(11,847)	31,744
12,688,700	EUR	8/23/47	1.498% annually	6-month EURIBOR-Reuters semi-annually	11,852	120,514
Total					$(4,584,512)	$5,656,521

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America N.A.	145,220,000	BRL	1/4/21	BRL-CDI	12.487	%**	—	$4,236,308
Goldman Sachs Group Inc.	287,400,000	BRL	1/2/19	BRL-CDI	9.925	%**	—	3,070,943
Total							—	$7,307,251

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston Inc. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	$2,080,000	12/20/22	1.07%	1.000% quarterly	$7,931	$(18,116)	$26,047
JPMorgan Chase & Co. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	2,080,000	12/20/22	1.07%	1.000% quarterly	7,930	(18,387)	26,317
Total	$4,160,000				$15,861	$(36,503)	$52,364

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	$690,515	5/11/63	0.500% monthly	$(5,330)	$(4,728)	$(602)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	4,241,737	5/11/63	0.500% monthly	(32,739)	(27,159)	(5,580)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.6 Index)	4,734,962	5/11/63	0.500% monthly	(36,546)	(30,265)	(6,281)
Total	$9,667,214			$(74,615)	$(62,152)	$(12,463)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[5]
Reference Entity	Notional Amount[2]*		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.29 Index	7,946,000		12/20/22	5.000% quarterly	$578,246	$484,411	$93,835
Markit CDX.NA.HY.30 Index	5,030,000		6/20/23	5.000% quarterly	347,900	313,810	34,090
Markit CDX.NA.IG.29 Index	121,750,000		12/20/22	1.000% quarterly	2,472,377	2,419,013	53,364
Markit CDX.NA.IG.29 Index	4,160,000		12/20/27	1.000% quarterly	1,968	7,398	(5,430)
Markit CDX.NA.IG.30 Index	188,805,000		6/20/23	1.000% quarterly	3,499,312	3,416,955	82,357
Markit ITRX.EUR.XOVER Index	1,457,856	EUR	12/20/19	5.000% quarterly	119,884	58,599	61,285

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	37

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[5]
Reference Entity	Notional Amount[2]*		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit ITRX.EUR.XOVER Index	6,141,712	EUR	12/20/20	5.000% quarterly	$683,484	$228,349	$455,135
Markit ITRX.EUR.XOVER Index	2,000,000	EUR	6/20/21	5.000% quarterly	255,504	120,740	134,764
Total					$7,958,675	$7,049,275	$909,400

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — SELL PROTECTION[5]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2018[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC (Russian Federation, 7.500%, due 3/31/30)	$16,330,000	6/20/23	1.32%	1.000% quarterly	$(243,087)	$(418,070)	$174,983

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Western Asset Macro Opportunities Fund

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
JPY	— Japanese Yen
MXN	— Mexican Peso

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	39

Statement of assets and liabilities (unaudited)

April 30, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $1,560,451,680)	$1,551,692,343
Investments in affiliated securities, at value (Cost — $10,100,000)	10,100,000
Foreign currency, at value (Cost — $17,836,308)	17,407,098
Cash	168,329
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $26,666,347)	26,171,288
Deposits with brokers for centrally cleared swap contracts	20,723,819
Interest and dividends receivable	18,561,323
Deposits with brokers for open futures contracts and exchange-traded options	14,363,444
Unrealized appreciation on forward foreign currency contracts	11,183,687
OTC swaps, at value (premiums received — $36,503)	7,323,112
Receivable for Fund shares sold	4,357,932
Deposits with brokers for OTC derivatives	3,950,000
Receivable for securities sold	1,204,435
Receivable for open OTC swap contracts	65,595
Prepaid expenses	104,838
Total Assets	1,687,377,243

Liabilities:
Payable to broker — variation margin on open futures contracts	8,496,684
Unrealized depreciation on forward foreign currency contracts	7,733,020
Written options, at value (premiums received — $7,140,270)	5,069,353
Payable for securities purchased	3,042,008
Payable for Fund shares repurchased	2,112,820
Payable to broker — variation margin on centrally cleared swaps	1,992,102
Investment management fee payable	1,572,764
OTC swaps, at value (premiums received — $480,222)	317,702
Service and/or distribution fees payable	55,551
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $30,574)	49,136
Accrued foreign capital gains tax	8,197
Payable for open OTC swap contracts	5,659
Directors’ fees payable	1,659
Accrued expenses	226,636
Total Liabilities	30,683,291
Total Net Assets	$1,656,693,952

Net Assets:
Par value (Note 8)	$148,424
Paid-in capital in excess of par value	1,654,255,625
Undistributed net investment income	5,592,015
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(2,019,984)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(1,282,128)	†
Total Net Assets	$1,656,693,952

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Net Assets:
Class A	$54,628,768
Class A2	$974,754
Class C	$43,070,905
Class FI	$39,220,204
Class I	$1,336,675,283
Class IS	$182,124,038

Shares Outstanding:
Class A	4,891,428
Class A2	88,032
Class C	3,903,921
Class FI	3,517,835
Class I	119,741,748
Class IS	16,281,167

Net Asset Value:
Class A (and redemption price)	$11.17
Class A2 (and redemption price)	$11.07
Class C*	$11.03
Class FI (and redemption price)	$11.15
Class I (and redemption price)	$11.16
Class IS (and redemption price)	$11.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.67
Class A2 (based on maximum initial sales charge of 4.25%)	$11.56

†	Net of accrued foreign capital gains tax of $8,197.
*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	41

Statement of operations (unaudited)

For the Six Months Ended April 30, 2018

Investment Income:
Interest from unaffiliated investments	$34,826,981
Dividends	261,544
Interest from affiliated investments	203,962
Less: Foreign taxes withheld	(235,479)
Total Investment Income	35,057,008

Expenses:
Investment management fee (Note 2)	8,852,768
Transfer agent fees (Note 5)	566,441
Service and/or distribution fees (Notes 2 and 5)	342,631
Custody fees	84,219
Registration fees	71,539
Fund accounting fees	59,273
Audit and tax fees	34,995
Legal fees	24,354
Commodity pool reports	20,493
Shareholder reports	20,345
Directors’ fees	18,118
Insurance	8,076
Commitment fees (Note 9)	5,722
Interest expense	1,247
Miscellaneous expenses	10,767
Total Expenses	10,120,988
Net Investment Income	24,936,020

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(17,944,591)
Futures contracts	(24,748,056)
Written options	29,229,454
Swap contracts	21,179,802
Forward foreign currency contracts	(18,044,062)
Foreign currency transactions	1,370,020
Net Realized Loss	(8,957,433)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(28,597,234)	†
Futures contracts	4,957,411
Written options	1,945,413
Swap contracts	(5,618,922)
Forward foreign currency contracts	1,146,712
Foreign currencies	(421,364)
Change in Net Unrealized Appreciation (Depreciation)	(26,587,984)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(35,545,417)
Decrease in Net Assets From Operations	$(10,609,397)

†	Net of change in accrued foreign capital gains tax of $26,172.

See Notes to Financial Statements.

42	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2018 (unaudited) and the Year Ended October 31, 2017	2018	2017

Operations:
Net investment income	$24,936,020	$32,344,590
Net realized gain (loss)	(8,957,433)	40,100,322
Change in net unrealized appreciation (depreciation)	(26,587,984)	38,828,453
Increase (Decrease) in Net Assets From Operations	(10,609,397)	111,273,365

Distributions to Shareholders From (Notes 1 and 7):
Net investment income	(47,000,192)	(15,800,214)
Net realized gains	(26,658,341)	(3,072,046)
Decrease in Net Assets From Distributions to Shareholders	(73,658,533)	(18,872,260)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	581,319,249	808,694,307
Reinvestment of distributions	51,889,943	13,612,063
Cost of shares repurchased	(286,311,513)	(387,045,774)
Increase in Net Assets From Fund Share Transactions	346,897,679	435,260,596
Increase in Net Assets	262,629,749	527,661,701

Net Assets:
Beginning of period	1,394,064,203	866,402,502
End of period*	$1,656,693,952	$1,394,064,203
*Includes undistributed net investment income of:	$5,592,015	$27,656,187

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	43

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2018[2]	2017	2016	2015	2014	2013[3]

Net asset value, beginning of period	$11.79	$10.88	$10.89	$11.25	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.17	0.30	0.33	0.32	0.34	0.01
Net realized and unrealized gain (loss)	(0.22)	0.81	0.36	(0.25)	0.74	0.45
Total income (loss) from operations	(0.05)	1.11	0.69	0.07	1.08	0.46

Less distributions from:
Net investment income	(0.35)	(0.16)	(0.28)	(0.25)	(0.09)	—
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.57)	(0.20)	(0.70)	(0.43)	(0.29)	—

Net asset value, end of period	$11.17	$11.79	$10.88	$10.89	$11.25	$10.46
Total return[4]	(0.54)%	10.44%	6.79%	0.71%	10.61%	4.60%

Net assets, end of period (000s)	$54,629	$45,837	$64,282	$67,884	$54,624	$12

Ratios to average net assets:
Gross expenses	1.55%[5]	1.55%	1.63%[6]	1.65%[6]	1.68%[6]	4.96%[5]
Net expenses[7]	1.55 [5]	1.55	1.63 [6]	1.65 [6,8]	1.32 [6,8]	1.65 [5,8]
Net investment income	2.99 [5]	2.73	3.14	2.96	3.13	0.51 [5]

Portfolio turnover rate	46%[9]	150%[9]	295%[9]	105%[9]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the six months ended April 30, 2018, 151%, 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

44	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2018[2]	2017[3]

Net asset value, beginning of period	$11.73	$10.58

Income (loss) from operations:
Net investment income	0.17	0.32
Net realized and unrealized gain (loss)	(0.22)	1.07
Total income (loss) from operations	(0.05)	1.39

Less distributions from:
Net investment income	(0.39)	(0.20)
Net realized gains	(0.22)	(0.04)
Total distributions	(0.61)	(0.24)

Net asset value, end of period	$11.07	$11.73
Total return[4]	(0.53)%	13.41%

Net assets, end of period (000s)	$975	$358

Ratios to average net assets:
Gross expenses[5]	1.54%	3.23%
Net expenses[5,6]	1.54	1.85 [7]
Net investment income[5]	3.06	3.17

Portfolio turnover rate[8]	46%	150%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period December 14, 2016 (inception date) to October 31, 2017.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the six months ended April 30, 2018 and 151% for the year ended October 31, 2017, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	45

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2018[2]	2017	2016	2015	2014	2013[3]

Net asset value, beginning of period	$11.63	$10.73	$10.76	$11.17	$10.45	$10.00

Income (loss) from operations:
Net investment income (loss)	0.13	0.22	0.26	0.24	0.25	(0.00)	[4]
Net realized and unrealized gain (loss)	(0.23)	0.81	0.35	(0.25)	0.74	0.45
Total income (loss) from operations	(0.10)	1.03	0.61	(0.01)	0.99	0.45

Less distributions from:
Net investment income	(0.28)	(0.09)	(0.22)	(0.22)	(0.07)	—
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.50)	(0.13)	(0.64)	(0.40)	(0.27)	—

Net asset value, end of period	$11.03	$11.63	$10.73	$10.76	$11.17	$10.45
Total return[5]	(0.92)%	9.67%	6.04%	(0.01)%	9.71%	4.50%

Net assets, end of period (000s)	$43,071	$37,669	$29,340	$30,637	$14,511	$28

Ratios to average net assets:
Gross expenses	2.27%[6]	2.30%	2.32%[7]	2.36%[7]	2.43%[7]	4.94%[6]
Net expenses[8]	2.27 [6]	2.30	2.32 [7]	2.36 [7,9]	2.19 [7,9]	2.40	[6,9]
Net investment income (loss)	2.28 [6]	2.00	2.49	2.25	2.30	(0.07)	[6]

Portfolio turnover rate	46%[10]	150%[10]	295%[10]	105%[10]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the six months ended April 30, 2018, 151%, 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

46	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2018[2]	2017	2016	2015	2014	2013[3]

Net asset value, beginning of period	$11.79	$10.88	$10.87	$11.22	$10.46	$10.00

Income (loss) from operations:
Net investment income	0.16	0.30	0.33	0.32	0.33	0.01
Net realized and unrealized gain (loss)	(0.22)	0.80	0.35	(0.25)	0.73	0.45
Total income (loss) from operations	(0.06)	1.10	0.68	0.07	1.06	0.46

Less distributions from:
Net investment income	(0.36)	(0.15)	(0.25)	(0.24)	(0.10)	—
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.58)	(0.19)	(0.67)	(0.42)	(0.30)	—

Net asset value, end of period	$11.15	$11.79	$10.88	$10.87	$11.22	$10.46
Total return[4]	(0.58)%	10.35%	6.76%	0.67%	10.51%	4.60%

Net assets, end of period (000s)	$39,220	$81,279	$25,088	$60,375	$53,027	$10

Ratios to average net assets:
Gross expenses	1.63%[5]	1.63%[6]	1.69%[6]	1.66%[6]	1.85%[6]	5.01%[5]
Net expenses[7]	1.63 [5]	1.63 [6]	1.65 [6,8]	1.65 [6,8]	1.40 [6,8]	1.65 [5,8]
Net investment income	2.85 [5]	2.69	3.18	2.95	3.03	0.47 [5]

Portfolio turnover rate	46%[9]	150%[9]	295%[9]	105%[9]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the six months ended April 30, 2018, 151%, 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	47

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2018[2]	2017	2016	2015	2014	2013[3]

Net asset value, beginning of period	$11.80	$10.89	$10.91	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.19	0.34	0.36	0.36	0.33	0.01
Net realized and unrealized gain (loss)	(0.22)	0.80	0.35	(0.26)	0.75	0.46
Total income (loss) from operations	(0.03)	1.14	0.71	0.10	1.08	0.47

Less distributions from:
Net investment income	(0.39)	(0.19)	(0.31)	(0.26)	(0.10)	—
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.61)	(0.23)	(0.73)	(0.44)	(0.30)	—

Net asset value, end of period	$11.16	$11.80	$10.89	$10.91	$11.25	$10.47
Total return[4]	(0.40)%	10.66%	7.15%	1.00%	10.72%	4.60%

Net assets, end of period (000s)	$1,336,675	$1,057,237	$567,343	$512,684	$180,298	$24,394

Ratios to average net assets:
Gross expenses	1.27%[5]	1.30%	1.34%[6]	1.35%[6]	1.58%[6]	4.50%[5]
Net expenses[7]	1.27 [5]	1.30	1.34 [6]	1.35 [6,8]	1.30 [6,8]	1.32 [5,8]
Net investment income	3.29 [5]	3.01	3.45	3.28	3.08	0.82 [5]

Portfolio turnover rate	46%[9]	150%[9]	295%[9]	105%[9]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the six months ended April 30, 2018, 151%, 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

48	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2018[2]	2017	2016	2015	2014	2013[3]

Net asset value, beginning of period	$11.83	$10.92	$10.93	$11.25	$10.47	$10.00

Income (loss) from operations:
Net investment income	0.19	0.34	0.37	0.37	0.38	0.01
Net realized and unrealized gain (loss)	(0.22)	0.81	0.36	(0.25)	0.70	0.46
Total income (loss) from operations	(0.03)	1.15	0.73	0.12	1.08	0.47

Less distributions from:
Net investment income	(0.39)	(0.20)	(0.32)	(0.26)	(0.10)	—
Net realized gains	(0.22)	(0.04)	(0.42)	(0.18)	(0.20)	—
Total distributions	(0.61)	(0.24)	(0.74)	(0.44)	(0.30)	—

Net asset value, end of period	$11.19	$11.83	$10.92	$10.93	$11.25	$10.47
Total return[4]	(0.33)%	10.83%	7.22%	1.19%	10.62%	4.70%

Net assets, end of period (000s)	$182,124	$171,684	$180,349	$104,546	$49,001	$10

Ratios to average net assets:
Gross expenses	1.20%[5]	1.21%	1.23%[6]	1.25%[6]	1.30%[6]	4.68%[5]
Net expenses[7]	1.20 [5]	1.21	1.23 [6]	1.25 [6]	1.04 [6,8]	1.25 [5,8]
Net investment income	3.35 [5]	3.08	3.55	3.36	3.43	0.88 [5]

Portfolio turnover rate	46%[9]	150%[9]	295%[9]	105%[9]	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46% for the six months ended April 30, 2018, 151%, 297% and 117% for the years ended October 31, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	49

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

50	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$72,737,447	$0	*	$72,737,447
Other corporate bonds & notes	—	372,457,500	—		372,457,500
Asset-backed securities	—	51,836,876	—		51,836,876
Collateralized mortgage obligations	—	88,514,783	—		88,514,783
Municipal bonds	—	4,390,668	—		4,390,668
Non-U.S. treasury inflation protected securities	—	62,823,120	—		62,823,120
Senior loans	—	39,446,460	—		39,446,460
Sovereign bonds	—	424,928,571	—		424,928,571
U.S. government & agency obligations	—	423,098,542	—		423,098,542
Common stocks:
Energy	—	165,785	652,569		818,354
Convertible preferred stocks	—	2,147,806	—		2,147,806
Preferred stocks	$404,833	—	—		404,833
Purchased options:
Exchange-traded purchased options	2,036,198	62,796	—		2,098,994
OTC purchased options	—	2,138,169	—		2,138,169
Total long-term investments	2,441,031	1,544,748,523	652,569		1,547,842,123
Short-term investments†:
Sovereign bonds	—	3,850,220	—		3,850,220
Money market funds	—	10,100,000	—		10,100,000
Total short-term investments	—	13,950,220	—		13,950,220
Total investments	$2,441,031	$1,558,698,743	$652,569		$1,561,792,343
Other financial instruments:
Futures contracts	$8,521,142	—	—		$8,521,142
Forward foreign currency contracts	—	$11,183,687	—		11,183,687
Centrally cleared credit default swaps on credit indices — sell protection	—	914,830	—		914,830
Centrally cleared interest rate swaps	—	25,532,391	—		25,532,391
OTC credit default swaps on corporate issues — buy protection‡	—	15,861	—		15,861
OTC interest rate swaps‡	—	7,307,251	—		7,307,251
Total other financial instruments	$8,521,142	$44,954,020	—		$53,475,162
Total	$10,962,173	$1,603,652,763	$652,569		$1,615,267,505

52	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
OTC written options	—	$1,212,834	—	$1,212,834
Exchange-traded written options	$3,856,519	—	—	3,856,519
Futures contracts	19,607,508	—	—	19,607,508
Forward foreign currency contracts	—	7,733,020	—	7,733,020
Centrally cleared credit default swaps on credit indices — sell protection	—	5,430	—	5,430
Centrally cleared interest rate swaps	—	19,875,870	—	19,875,870
OTC credit default swaps on credit indices — buy protection‡	—	74,615	—	74,615
OTC credit default swaps on sovereign issues — sell protection‡	—	243,087	—	243,087
Total	$23,464,027	$29,144,856	—	$52,608,883

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable

54	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

56	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(l) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(m) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(n) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	57

Notes to financial statements (unaudited) (cont’d)

commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(o) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2018, the total notional value of all credit default swaps to sell protection was $344,021,000 and EUR 9,599,568. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

58	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

For average notional amounts of swaps held during the six months ended April 30, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	59

Notes to financial statements (unaudited) (cont’d)

considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

60	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

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Notes to financial statements (unaudited) (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2018, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $9,263,556. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $3,950,000, which could be used to reduce the required payment.

At April 30, 2018, the Fund held non-cash collateral from Bank of America N.A., Barclays Bank PLC, Goldman Sachs Group Inc., and Morgan Stanley & Co. in the amounts of $4,489,756, $265,649, $3,757,739 and $197,644, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

62	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

(u) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(v) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon the disposition of the securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of April 30, 2018, there were $8,197 of capital gains tax liabilities accrued on unrealized gains.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	63

Notes to financial statements (unaudited) (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 1.85%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class A2
Expires October 31, 2019	$328
Total fee waivers/expense reimbursements subject to recapture	$328

For the six months ended April 30, 2018, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2018, LMIS and its affiliates retained sales charges of $16,110 and $1,195 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended April 30, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	—	$3,063

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

64	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

3. Investments

During the six months ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$290,466,742	$625,864,662
Sales	101,788,604	568,902,712

At April 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$1,570,551,680	$34,489,288	$(43,248,625)	$(8,759,337)
Written options	(7,140,270)	3,349,651	(1,278,734)	2,070,917
Forward foreign currency contracts	—	11,183,687	(7,733,020)	3,450,667
Futures contracts	—	8,521,142	(19,607,508)	(11,086,366)
Swap contracts	1,948,038	33,981,819	(19,893,763)	14,088,056

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,909,274	$2,135,052	$192,837	$4,237,163
Futures contracts[3]	8,428,049	93,093	—	8,521,142
OTC swap contracts[4]	7,307,251	—	15,861	7,323,112
Centrally cleared swap contracts[5]	25,532,391	—	914,830	26,447,221
Forward foreign currency contracts	—	11,183,687	—	11,183,687
Total	$43,176,965	$13,411,832	$1,123,528	$57,712,325

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$2,790,981	$2,201,681	$76,691	$5,069,353
Futures contracts[3]	19,066,525	540,983	—	19,607,508
OTC swap contracts[4]	—	—	317,702	317,702
Centrally cleared swap contracts[5]	19,875,870	—	5,430	19,881,300
Forward foreign currency contracts	—	7,733,020	—	7,733,020
Total	$41,733,376	$10,475,684	$399,823	$52,608,883

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	65

Notes to financial statements (unaudited) (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(9,483,720)	$(4,545,428)	$(74,717)	$(14,103,865)
Written options	22,083,152	7,078,030	68,272	29,229,454
Futures contracts	(28,037,168)	3,289,112	—	(24,748,056)
Swap contracts	19,674,975	—	1,504,827	21,179,802
Forward foreign currency contracts	—	(18,044,062)	—	(18,044,062)
Total	$4,237,239	$(12,222,348)	$1,498,382	$(6,486,727)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$781,307	$206,380	$(26,530)	$961,157
Written options	717,581	1,139,412	88,420	1,945,413
Futures contracts	3,596,043	1,361,368	—	4,957,411
Swap contracts	(5,753,502)	—	134,580	(5,618,922)
Forward foreign currency contracts	—	1,146,712	—	1,146,712
Total	$(658,571)	$3,853,872	$196,470	$3,391,771

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

66	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

During the six months ended April 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,827,928
Written options	5,743,492
Futures contracts (to buy)	2,467,593,582
Futures contracts (to sell)	3,328,079,623
Forward foreign currency contracts (to buy)	423,883,295
Forward foreign currency contracts (to sell)	598,750,267

Average Notional Balance
Interest rate swap contracts	$1,734,831,824
Credit default swap contracts (to buy protection)	46,784,245
Credit default swap contracts (to sell protection)	263,462,430

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	(Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$4,897,643	$(1,045,777)	$3,851,866	$(4,489,756)	$(637,890)
Barclays Bank PLC	5,179,847	(1,666,220)	3,513,627	(265,649)	3,247,978
Citibank N.A.	3,963,144	(1,854,472)	2,108,672	1,280,000	3,388,672
Credit Suisse First Boston Inc.	7,931	(38,069)	(30,138)	30,000	(138)
Goldman Sachs Group Inc.	3,946,772	(597,436)	3,349,336	(3,757,739)	(408,403)
JPMorgan Chase & Co.	1,635,847	(3,558,186)	(1,922,339)	2,640,000	717,661
M organ Stanley & Co. Inc.	1,013,784	(503,396)	510,388	(197,644)	312,744
Total	$20,644,968	$(9,263,556)	$11,381,412	$(4,760,788)	$6,620,624

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	67

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$61,643	$26,098
Class A2	927	312
Class C	202,812	14,996
Class FI	77,249	57,207
Class I	—	467,160
Class IS	—	668
Total	$342,631	$566,441

6. Restricted securities

The following Fund investment is restricted as to resale.

Security	Number of Shares	Acquisition Date	Cost	Value at 4/30/2018	Value Per Share	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	287	2/17	$2,870	$3,247	$11.31	0.00%

7. Distributions to shareholders by class

	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$1,391,661	$897,346
Class A2	20,743	95	[1]
Class C	953,655	228,699
Class FI	2,544,996	361,756
Class I	35,945,106	10,849,972
Class IS	6,144,031	3,462,346
Total	$47,000,192	$15,800,214

Net Realized Gains:
Class A	$862,738	$203,059
Class A2	11,493	17	[1]
Class C	723,482	98,781
Class FI	1,508,867	86,353
Class I	20,171,093	2,056,743
Class IS	3,380,668	627,093
Total	$26,658,341	$3,072,046

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

68	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

8. Capital shares

At April 30, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares		Amount
Class A
Shares sold	1,596,957	$18,219,448	2,920,764		$32,872,931
Shares issued on reinvestment	176,864	2,003,869	76,597		801,204
Shares repurchased	(771,320)	(8,784,066)	(5,017,466)		(55,991,517)
Net increase (decrease)	1,002,501	$11,439,251	(2,020,105)		$(22,317,382)

Class A2
Shares sold	57,798	$663,511	30,551	[1]	$356,036	[1]
Shares issued on reinvestment	2,871	32,236	11	[1]	112	[1]
Shares repurchased	(3,181)	(36,179)	(18)	[1]	(202)	[1]
Net increase	57,488	$659,568	30,544	[1]	$355,946	[1]

Class C
Shares sold	934,989	$10,606,066	1,334,659		$14,966,550
Shares issued on reinvestment	119,685	1,342,867	24,580		255,137
Shares repurchased	(390,586)	(4,428,648)	(853,598)		(9,413,355)
Net increase	664,088	$7,520,285	505,641		$5,808,332

Class FI
Shares sold	526,767	$6,079,234	5,108,857		$59,389,568
Shares issued on reinvestment	358,077	4,053,427	42,826		447,966
Shares repurchased	(4,261,122)	(48,873,476)	(563,824)		(6,341,956)
Net increase (decrease)	(3,376,278)	$(38,740,815)	4,587,859		$53,495,578

Class I
Shares sold	44,509,259	$509,302,521	58,257,995		$653,867,804
Shares issued on reinvestment	3,420,098	38,681,306	887,748		9,276,967
Shares repurchased	(17,773,899)	(202,770,275)	(21,634,748)		(240,297,928)
Net increase	30,155,458	$345,213,552	37,510,995		$422,846,843

Class IS
Shares sold	3,135,170	$36,448,469	4,273,017		$47,241,418
Shares issued on reinvestment	509,818	5,776,238	270,619		2,830,677
Shares repurchased	(1,878,935)	(21,418,869)	(6,545,999)		(75,000,816)
Net increase (decrease)	1,766,053	$20,805,838	(2,002,363)		$(24,928,721)

[1]	For the period December 14, 2016 (inception date) to October 31, 2017.

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative

Western Asset Macro Opportunities Fund 2018 Semi-Annual Report	69

Notes to financial statements (unaudited) (cont’d)

agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended April 30, 2018, the Fund incurred a commitment fee in the amount of $5,722. The Fund did not utilize the Redemption Facility during the six months ended April 30, 2018.

10. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended April 30, 2018. The following transactions were effected in shares of such companies for the six months ended April 30, 2018.

	Affiliate Value at October 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at April 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$10,800,000	$568,517,391	568,517,391	$569,217,391	569,217,391	—	$203,962	—	$10,100,000

70	Western Asset Macro Opportunities Fund 2018 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 12, 2017 and October 17, 2017. At a meeting held on November 14, 2017, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

Western Asset Macro Opportunities Fund	71

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one- and three-year periods ended August 31, 2017. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for both periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by one or more of the Subadvisers. The Directors observed that the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group and that total expenses for the Fund were higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA,

72	Western Asset Macro Opportunities Fund

the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Macro Opportunities Fund	73

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart

Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016460 6/18 SR18-3346

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 22, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 22, 2018